UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        October 27, 2005

StockerYale, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-27372	04-2114473
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

32 Hampshire Road Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

(603) 893-8778

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2005, StockerYale, Inc. (the “Company”) reported its results of operations for its fiscal third quarter ended September 30, 2005. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 27, 2005, Richard P. Lindsay resigned as Executive Vice President, Chief Financial Officer and Clerk of the Company.

On October 27, 2005, Marianne Molleur was appointed Senior Vice President, Chief Financial Officer, Treasurer and Clerk of the Company, replacing Mr. Lindsay. On October 28, 2005, the Company set Ms. Molleur’s annual salary at $150,000. On July 1, 2005, the Company granted Ms. Molleur 10,000 shares of the Company’s common stock under its 2004 Stock Option and Incentive Plan, as amended (the “Plan”). On October 28, 2005, the Company granted Ms. Molleur an additional 40,000 shares of the Company’s common stock under the Plan. The shares of common stock granted to Ms. Molleur in July and October are restricted and vest at the rate of 25% on each anniversary of the date of grant until fully vested on the fourth anniversary of the date of grant.

Ms. Molleur is also a party to a Non-disclosure and Noncompetition Agreement with the Company, dated May 2, 2005, pursuant to which Ms. Molleur has agreed, among other things, (i) to maintain the confidentiality of the Company’s proprietary information, and (ii) for one year following the termination of her employment with the Company, not to solicit or hire any employees of the Company, solicit customers of the Company or compete with the Company.

Ms. Molleur served as the Company’s Corporate Controller from May 2005 through October 2005. From November 1999 through November 2004, Ms. Molleur served as Vice President, Finance and Information Technology for Brickmill Marketing Services, a direct marketing professional services firm. While at Brickmill, Ms. Molleur had management responsibilities for all financial and administrative operations and managed the information technology group. There are no family relationships between Ms. Molleur and any director or other executive officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 99.1 listed in the Exhibit Index immediately preceding such exhibit is furnished with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.

Date: October 31, 2005	By:	/S/ MARIANNE MOLLEUR
Marianne Molleur Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of StockerYale, Inc., dated October 27, 2005